Exhibit 10.1

Amendment 1

to

the Agreement for Account Processing Outsourcing Services

between

Premier Financial Bancorp, Inc.

Huntington, West Virginia

and

Fiserv Solutions, Inc.

Norcross, Georgia

AMENDMENT dated as of April 27, 2010 ("Amendment") between Fiserv Solutions, Inc., a Wisconsin corporation with offices located at 5335 Triangle Parkway, Norcross, Georgia 30092 ("Fiserv"), and Premier Financial Bancorp, Inc., with offices located at  2883 5th Avenue, Huntington, WV 25702 ("Client"), to the Agreement executed December 20, 2004 between Fiserv and Client (as amended through the date hereof, the "Agreement").

In the event of any inconsistency among the documents comprising the Agreement, the following order of precedence shall apply:

a. This Amendment 1
b. The Master Agreement

WHEREAS, Fiserv and Client entered into the Agreement for Fiserv's provision of Account Processing, Item Processing, and E-Commerce Services to Client; and
WHEREAS, Fiserv and Client wish to amend the Agreement. NOW, THEREFORE, Fiserv and Client hereby agree as follows:
1.          Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned them in the Agreement.

2. The following section of the Agreement will be amended as follows:

Section 1:
Term. The extension of this Agreement shall expiration at midnight November 30, 2011. This Agreement shall not automatically renew.

3.            Processing Adjustment for Short Term Renewal – Effective October 20th, 2010, Client will be billed the non-discounted then current fees being charged to the Client plus a Processing Adjustment of 23%. The Processing Adjustment will not be added to any pass-through billing.

4.       Acquisition Implementation Services for Non-Premier Source (4 branches) - $30,000

Conversion Services Include: Demand Deposit Accounts Savings Accounts
Certificate of Deposit Accounts Consumer Loans
Commercial Loans
Mortgage Loans
Loan Escrow
Loan History

Premier Financial Bancorp, Inc. fiserv.

Exhibit 10.1

Closed Loans
Debit and ATM Card Records
Caller Record Conversion
General Ledger
Safe Deposit Boxes
Conversion Planning and Support
On-Site Mapping (2 analysts / 4 days)
On-Site Test Review (2 analysts / 3 days)
Conversion Week on-site support (2 analysts plus management support / 3 days)

Conversion Services Do Not Include:
1. Conversion or import of documents or reports to Director System
2. Additional software licenses for branch software, such as capture, teller, platform, or Director scanning.
3. Router reprogramming, additional equipment or circuits required to accommodate acquisition.
4. New products, services, or support required as a result of the acquisition
5. ACH Services such as account number translations / NOC production
6. Bill Payment conversion
7. Any third party services
8. Travel expenses

5.       Acquisition Implementation Services for Non-Premier Source (4 branches) –  Fiserv and Client agree to the following schedule for this Implementation Service:

1. File cut from existing branch core as of September 10, 2010.
2. Branch conversion to the Fiserv Premier System shall occur over September 11 and 12, 2010. 3. This date can only be changed if mutually agreed upon by Fiserv and Client.

Amendment. This Amendment is intended to be a modification of the Agreement. Except as expressly modified herein, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date indicated below.

ACCEPTED AND AGREED TO:                                                                   ACCEPTED AND AGREED TO:

Premier Financial Bancorp, Inc.                                                                   Fiserv Solutions, Inc.

By: /s/ Robert W. Walker                                              By:
Name:   Robert W. Walker                                            Name:   Jerry C. Tull
Title:   President and CEO                                            Title:   Authorized Signatory
Date:   4-27-10                                                       Date:

Premier Financial Bancorp, Inc. fiserv.